Exhibit 99.2

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Thomson StreetEvents(SM)
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Conference Call Transcript

CPWR - Q2 2006 Compuware Corporation Earnings Conference Call

Event Date/Time: Oct. 27. 2005 / 5:00PM ET
Event Duration: N/A

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Oct. 27. 2005 / 5:00PM, CPWR - Q2 2006
Compuware Corporation Earnings Conference Call
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CORPORATE PARTICIPANTS

Lisa Elkin
Compuware Corporation - VP-Communications, IR

Peter Karmanos
Compuware Corporation - Junior Chairman, CEO

Tommi White
Compuware Corporation - COO

Hank Jallos
Compuware Corporation - Corporate EVP

Bob Paul
Compuware Corporation - CEO, President-Covisint

Laura Fournier
Compuware Corporation - SVP, CFO

CONFERENCE CALL PARTICIPANTS

David Rudow
Piper Jaffray & Co - Analyst

Kirk Materne
Bank of America Securities - Analyst

Michael Malarkey
Marston International - Analyst


PRESENTATION

--------------------------------------------------------------------------------
Operator

Ladies and gentlemen, welcome to the Compuware Corporation second quarter earnings for fiscal year 2006 conference call. At the request of Compuware this conference is being recorded for replay purposes. It will be available at approximately 5 p.m. central time today. At this time I'd like to turn the conference over to Ms. Lisa Elkin, Vice President of Communications and Investor Relations for Compuware Corporation. Ms. Elkin, you may begin.

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Lisa Elkin - Compuware Corporation - VP-Communications, IR

Thank you very much, Pat. And good afternoon, ladies and gentlemen. With me this afternoon are Peter Karmanos, Junior Chairman, and Chief Executive Officer; Tommi White, Chief Operating Officer; Hank Jallos, Corporate Executive Vice President; Bob Paul, CEO and President of Covisint; Tom Costello, Senior Vice President of Human Resources, General Counsel and Secretary; and Laura Fournier, Senior Vice President and Chief Financial Officer.

Certain statements made during this conference call that are not historical facts, including those regarding the Company's future plans, objectives, and expected performance are forward-looking statements within the meaning of the Federal Securities Laws. These forward-looking statements represent our outlook only as of the date of this conference call. While we believe any forward-looking statements we have made are reasonable actual results could differ materially since the statements are based on our current expectations and are subject to risks and uncertainties. These risks and uncertainties are discussed in the Company's reports filed with the Securities & Exchange Commission. You should refer to and consider these factors when relying on such forward-looking information. The Company does not undertake and expressly disclaims any obligations to update or alter is forward-looking statements whether as a result of new information, future events or otherwise, except as required by applicable law. For those of you who do not have a copy I will begin by summarizing the press release. Peter will then provide comments, followed by Tommi who will discuss operations. Hank will discuss the mainframe business and provide a partnership update. Bob will discuss Covisint business and Laura will review balance sheet items. We will then open the call to your questions.

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                                                                FINAL TRANSCRIPT
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Oct. 27. 2005 / 5:00PM, CPWR - Q2 2006
Compuware Corporation Earnings Conference Call
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Compuware  earned  $0.06 per  share in fiscal  year  2006  second  quarter.  EPS increases 200% year-over-year, total distributive products revenue increases nearly 18% from the same quarter of fiscal 2005. Compuware today announced financial results for its second quarter, which ended September 30, 2005. Compuware reports second quarter revenues of $292.6 million. Net income for the second quarter was $24.2 million. Earnings per share diluted computation were $0.06 based upon 391.2 million shares outstanding. During the Company's second quarter software license fees were $63.6 million and maintenance fees were $110.9 million. Revenue from professional services for the second quarter was $118.1 million. I would now like to turn the call over to Pete. Peter?

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Peter Karmanos - Compuware Corporation - Junior Chairman, CEO

Thank you, Lisa. With earnings of $0.06 per share as we said Compuware increased its year-over-year profitability 200% this quarter. The Company remains solidly on track for attaining our full year guidance of $0.35 to $0.40 per share in earnings. Compuware has yet to recognize any revenue from the IBM agreement. I do expect that $0.05 to $0.10 of the Company's fiscal 2006 earnings guidance to come from our IBM partnership. We're very close to finalizing that agreement. Compuware also produced a nearly 18% year-over-year increase in total distributive product revenue this quarter. Maintenance revenue remains strong and even grew year-over-year. Compared to our Company over the last several years, Compuware is more profitable, more efficient and more focused. The Company retains a healthy cash flow, an impressive list of satisfied customers. Understandably, after years of being in court with each other our partnership with IBM got off to a slow start. Make no mistake about our partnership. IBM is to get great value from Compuware's products and services, and we get an incredible opportunity to grow our business and sell more product to IBM.

The fundamental health and strength of Compuware are not in question. Second quarter of the fiscal year remains our toughest quarter with summer vacations, Europe on holiday, second quarter results have always been uneven. No particular geography was solely responsible for this quarter's results and hurricane Katrina had minimal impact. There are no excuses. Our goal remains a 20 to 25% operating margin and the only manner in which we can achieve that goal is to grow revenue. We don't have a lot of costs to cut. This means that okay quarters like this one are not acceptable. We need outstanding quarters; gang buster quarters. Quite honestly there is no magic potion. The rollout of the z9 mainframe hasn't much impacted mainframe product sales nor do I expect it to do so. We are winning in the distributive environment when we get into competitive situations, but we're still not in many of those competitive situations as I'd like.

Right now we're running a healthy business that generates lots of cash, has great products and technicians, and commands a sustainable revenue base. We have a hot product that regularly beats Mercury, though it doesn't generate the revenue that I want it to in our Vantage product line. And solutions like cars have incredible growth potential. We need to continue to capitalize on that potential. Compuware must grow in order to improve its margins and reward its shareholders and employees. The changes at Compuware implemented in its sales force has improved our operational efficiency in lines of communication, but have not significantly enhanced our results. Though Compuware has increased the profitability of its services business we now are going to stop the decline in services revenue. To achieve these results it's clear that the senior management team has to carefully examine every area of our business. Compuware's Partner Program must exponentially increase its capability to get our distributive products in front of potential customers. The Company must examine its pricing and the manner in which it creates bundles and sells its distributive products. We need to take a hard look at our organization structure and the lack luster performance of our sales force. Guarantees them already taking a very active role in this process. Together with the rest of the senior management team we are going to spend the remainder of the fiscal year working very hard to unlock Compuware's potential and attain our revenue and earnings goal. Tommi?

--------------------------------------------------------------------------------
Tommi White - Compuware Corporation - COO

Thanks, Pete. The second quarter was definitely challenging from a sales perspective. As Pete mentioned the second quarter is typically our toughest period. We still, however, expected to perform better. As for the IP spending environment we have not witnessed any substantial change. Sales cycles remain elongated as customers fight demonstrating substantial interests remain cautious and moving forward with IP purchases. We are finding that compliance in risk management are very real business concerns and that organizations are taking action in these areas company-wide, especially in IP. Cause issues certainly bode well for IT governance solutions going forward it certainly impacts the speed at which IP purchases are made today. This phenomenon is only heightened by the always challenging summer selling season. However, based on the investments we've made in our solutions and the strong competitive position we have in the market, we absolutely expect better results each and every quarter even in the face of difficult selling dynamics. Consequently, our focus has and continues to be on driving consistent execution quarter-after-quarter across each of Compuware's business units. While taking into account the [indiscernible] that invariability occurs during some quarters. We are committed to doing whatever it takes to make any changes necessary to improve the consistency of our overall execution.

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Oct. 27. 2005 / 5:00PM, CPWR - Q2 2006
Compuware Corporation Earnings Conference Call
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With that said I want to point out there were  several  positives to take out of the quarter, particularly, a 15% growth rate year-over-year distributive license sales. This includes 34% growth in UNIFACE and OptimalJ sales, 37% growth in Vantage, and 40% growth in Changepoint sales. We also experienced excellent growth in CARS sales. Admittedly, this is off a small base, but our CARS message is resinating with customers, particularly, with those looking to increase quality while improving efficiency and lowering cost. We are convinced the long-term potential of this offering remains substantial. Similar to our situation with CARS, OptimalJ sales saw substantial growth during the quarter. There is growing interest in the solution. Last month we held our second annual OJ.X Event at our corporate headquarters. The event, which was primarily invented for Java and .Net developers, included a variety of tracks related to Java and .Net application development. The turnout was outstanding. I had the opportunity to walk around a bit and take in the atmosphere and I can tell you that every session was packed, especially the case studies highlighting how our customers are using Compuware tools to deliver value to their businesses. My favorite part of the day came when I sat in one of the customer case studies and during Q&A an attendee asked the presenter what other tools they considered besides OptimalJ for their products. To which the customer responded, frankly, they didn't consider anything else because OptimalJ was the only solution they had come across that could do what they needed it to do and to be successful. I think that says it all.

At the event we also announced that we had made a strategic long-term commitment to the Eclipse foundation by becoming an Eclipse Strategic Developer. Eclipse will continue to be part of our product strategy. This will be evident by future product releases. At the same time, we announced that Compuware is strengthening its commitment to the Microsoft Windows platform and will be supporting Microsoft Visual Studio 2005. Compuware is clearly a leader in application development regardless of the platform. As for business activity, the price lines are strong for all of our product areas and interest in IT Governance continues to escalate. The RFPs you receive for IT Governance Solutions more than doubled over Q2 of last year and we see that number continuing to go up from there. We are also encouraged by our continued growth in distributive maintenance, to cut into the purest metric to gauge the value of the products we deliver. This also shows that customers are purchasing our products for more than single projects. We are not experiencing shelf ware effect. It's simple. If our customers weren't getting value from the products they wouldn't pay us to keep using them. I would like to close simply by saying that while we are encouraged with the progress we are making with our key distributive growth drivers, CARS, Changepoint, OptimalJ, and Vantage, we are not satisfied with the inconsistent performance of the business units. I also want to reiterate that we as a management team are committed to doing whatever it takes to rectify the situation. Hank?

--------------------------------------------------------------------------------
Hank Jallos - Compuware Corporation - Corporate EVP

Thanks, Tommi. Compuware's maintenance revenue remains strong increasing 4.8% year-to-date. We continue to maintain renewal rates greater than 90% with our existing customers in a highly competitive market. We do this by focusing on a strong customer support and on the value that our products bring to our customer's organizations. Participation in Compuware's usage collection or ROI program continues to be strong. Compuware has demonstrated the ROI value of two or more products to close to 200 customers for this program. In addition, Compuware continues its strong alliance with our mainframe customers through increasing popular programs that Compuware provides as part of our customer's maintenance agreements. This summer we added an offering with live Webcast training sessions for our customer base. Total attendance will soon exceed 2,000 and there have been over 6,000 hits on the associated website.

I would also like to briefly comment on our global account organization; our partner organization. In the second quarter, partners contributed or influenced 28% of Compuware's total distributive revenue with 122 partners having at least one transaction. We also signed up 41 new partners during the quarter, five of which were for Changepoint, which continues to have high interest with our partners both as a partner solution offering, as well as for their own internal use. During the quarter we maintained our strategy as developing repeatable solutions with our partners. We also continued to invest in longer business development cycles, which is typical with global systems integrators, rather than with single tax code revenue opportunities. Compuware also continues to work closely with Hewlett Packard regarding the inclusion of Compuware's testing solutions in their new agile development environment going forward, as well as in their Legacy modernization solution offerings. Bob?

--------------------------------------------------------------------------------
Bob Paul - Compuware Corporation - CEO, President-Covisint

Thanks, Hank. Covisint continues to grow by adding new customers and expanding services to existing customers. During the second quarter both General Motors and Daimler Chrysler expanded the scope of their existing Covisint supply chain support. And Covisint recently added six new supplier contracts to our customer base with 100% customer retention. As a result of growing demand for global services, Covisint recently opened an office in Shanghai. This office will strengthened Covisint's ability to more closely support North American companies doing business in the Asia/Pac Rim, and it will improve our capacity for winning business with new Chinese domestic manufacturers. Also due to expanding business in Europe Covisint will be adding staff to the Contour Frankfurt office in January.

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Oct. 27. 2005 / 5:00PM, CPWR - Q2 2006
Compuware Corporation Earnings Conference Call
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Covisint's  entrance  into  healthcare  is  also  going  well . We  continue  to strengthen our partnership with Blue Cross Blue Shield in Michigan, and expect this first healthcare quarter to go live in June, at which point we'll begin to recognize that revenue. Covisint's potential for healthcare business has grown dramatically and we are looking forward to additional exciting opportunities in this industry. The healthcare industry and its customers are in crisis. General Motors and the UAW recently signed an agreement to reduce GM's staggering healthcare burden by billions of dollars, and the other OEMs are examining
similar   agreements.   The  historic   cooperation  between  the  UAW  and  the
manufacturers on this issue highlights the critical and ongoing challenge posed by healthcare. As OEMs, payers, and providers look for further savings, most experts point to interoperability platforms like Covisint as a solution for the tremendous inefficiencies like the cost of healthcare industry and its customers so dearly.

Covisint's entry into the logistics vertical has also been successful as we acquired three new customers this fiscal year including Eagle Logistics, [Ryder] and [Vectra] Logistics. We believe that this market will be a growth engine for revenue in fiscal year '07, as the value proposition for global logistics tracking is clearer and relatively easy to accomplish with our platform. During the second quarter Covisint also launched an application partnering strategy allowing ASP application providers to plug into Covisint's platform and get access to our hundreds of thousands of end users. The pilot of this strategy was very successful and has generated substantial interest from many other customers and ASPs. Laura?

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Laura Fournier - Compuware Corporation - SVP, CFO

Thanks, Bob. We closed our second quarter with the total cash and investment balance of $882.5 million. A 27% increase from the prior year. Our cash flow from operations this quarter was $39.6 million, almost double the amount that was expected. Strong receivable collections and controlled spending accounted for the better-than-expected number. Looking forward, cash flow from operations for the third quarter should be in the 35 to $40 million range. During the quarter we purchased approximately $20 million of Compuware stock bringing the total for fiscal 2006 share repurchases to 31.4 million or 3.9 million shares. We will continue to repurchase shares for the remainder of the fiscal year as market and business conditions dictate. Our current accounts receivable balance is 388 million, reflecting a 5% decrease from the prior quarter balance of $410.4 million. The days sales outstanding metric is at 119.3 days with current installment receivables included and at 44.1 days without the current installments. I think that's the new record.

One additional note with respect to the asset side of the balance sheet concerns our Farmington Hills building that is held for sale. The $4 million decrease in the carrying amount reflects an estimated decline in market value of the building based upon current market data. The income statement effective this entry is reflected in general and administrative expense. At September 30th current deferred revenue includes $69.3 million of current deferred license fees and the long-term balance includes $57.3 million of deferred license fees for a total deferred license fee balance of $126.6 million. During the second quarter we deferred approximately $14.8 million of license fees and recognized $23.5 million. In addition, the March 2005, $20 million payment from IBM remains in deferred revenue. And as Pete mentioned we have not recognized any revenue this quarter under the IBM agreement. Please note that we did not include the IBM deferral in the deferred license fee total that we noted previously since we do not know at this point what the split between license fees and maintenance will be.

I do have two additional items with respect to the income statement. Included in the maintenance fee revenue is back maintenance of approximately $1.5 million that was paid up this quarter and had not been previously recognized. The run rate for maintenance revenue should be viewed as approximately $109.5 million. Secondly, you will note that the income tax rate for this quarter is at 33% versus 32% in the first quarter. This is primarily due to the uncertain future of the R&D tax credits, as well as certain tax audits. At this time we believe that 33% should be the estimate for the remainder of the year. Lisa?

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Lisa Elkin - Compuware Corporation - VP-Communications, IR

Thank you very much, Laura. At this time, ladies and gentlemen, we will be happy to take your questions.

QUESTION AND ANSWER

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Operator

Ladies and gentlemen, [OPERATOR INSTRUCTIONS]. Your first question is from the line of David Rudow of Piper Jaffray. Please go ahead.

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David Rudow - Piper Jaffray & Co - Analyst

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                                                                FINAL TRANSCRIPT
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Oct. 27. 2005 / 5:00PM, CPWR - Q2 2006
Compuware Corporation Earnings Conference Call
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Good afternoon, everyone.

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Lisa Elkin - Compuware Corporation - VP-Communications, IR

Hi, David.

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David Rudow - Piper Jaffray & Co - Analyst

A question on IBM. When do you expect to see more cash flows come from IBM for this year? Because I think you still have what, 60 million, 40 million something like that on the services side. And do you expect more cash to come in like prepayment for the license for next year as well in this current fiscal year?

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Peter Karmanos - Compuware Corporation - Junior Chairman, CEO

We've worked the last six months, since I met with IBM and struck a deal, to get all the details done. It's been an interesting experience. I'm sure for the IBM people as well as us. We're very, very close at that. We have the documents finalized and just being reviewed for the last time by their attorneys. And we expect that within a day or two we will have our agreement done and then we will start selling product and services to IBM and they will start buying from us. So the 20 million in cash came in, but we're going to, like I said, get $0.05 to $0.10 worth of net income from that agreement. This just cleared. So we'll be selling a few things to them over the next couple quarters.

--------------------------------------------------------------------------------
David Rudow - Piper Jaffray & Co - Analyst

And will this -- will the revenues and expenses show up above the line or will this be below the line? Any idea at this point?

--------------------------------------------------------------------------------
Peter Karmanos - Compuware Corporation - Junior Chairman, CEO

Go ahead, Laura.

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Laura Fournier - Compuware Corporation - SVP, CFO

They will be above the line if in fact -- which we plan to do -- sell products and services. On the fixed payment amount if we weren't, they're a given for an certain year. So if we for some reason that we didn't do, like for example, the $20 million in license fees this year, license and maintenance, that part would go below the line. But we don't plan to do that. We feel very strongly that we'll be able to do that 20 million by March 31st.

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David Rudow - Piper Jaffray & Co - Analyst

Okay. What about on the services side?

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Laura Fournier - Compuware Corporation - SVP, CFO

Services, we are, again, finalizing that agreement. And there's a lot of opportunity going on out there and we're work to do some of those deals. You'll start seeing that on the next couple quarters.

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Peter Karmanos - Compuware Corporation - Junior Chairman, CEO

Yes. And that's all above the line.

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Oct. 27. 2005 / 5:00PM, CPWR - Q2 2006
Compuware Corporation Earnings Conference Call
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Laura Fournier - Compuware Corporation - SVP, CFO

Absolutely.

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David Rudow - Piper Jaffray & Co - Analyst

And that $0.05 to $0.10 number that you talked about, Pete, is that just from the license or is that the combined license and services you expect to recognize this year?

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Peter Karmanos - Compuware Corporation - Junior Chairman, CEO

I think that's just from licenses. But I expect that we're going to do some significant services work. But you can only record that ratably. And hopefully that will be in addition to everything else that we have.

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David Rudow - Piper Jaffray & Co - Analyst

Okay. And the guidance is still $0.35 to $0.40 for the year, correct?

--------------------------------------------------------------------------------
Peter Karmanos - Compuware Corporation - Junior Chairman, CEO

Absolutely.

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Laura Fournier - Compuware Corporation - SVP, CFO

And just keep in mind as we sell product to IBM it's still subject to all the same revenue recognition rules. So there's going to be some part of that 20 million that's going to be maintenance and end up being deferred throughout the year. So we'll do the $20 million worth of business with them for sure. It's just how it's recognized is still -- depends on what deals we do.

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David Rudow - Piper Jaffray & Co - Analyst

Then if you look over the next four years beyond the four-year time period, should we -- I would imagine if IBM is using the products we should see an annuity on the maintenance side as well of what 18, 20%, something like that of the license sold, correct? Beyond whenever the deal is done.

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Peter Karmanos - Compuware Corporation - Junior Chairman, CEO

Yes, if in fact we're right in providing them value they will be more than happy to renew it. And if they don't think it provides them value they won't.

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David Rudow - Piper Jaffray & Co - Analyst

Okay. Any large deals in the quarter?

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Peter Karmanos - Compuware Corporation - Junior Chairman, CEO

Nothing of any significance at all.

--------------------------------------------------------------------------------
David Rudow - Piper Jaffray & Co - Analyst

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Oct. 27. 2005 / 5:00PM, CPWR - Q2 2006
Compuware Corporation Earnings Conference Call
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Does the -- how's the  pipeline  market  just in terms of big deals for the last two quarters of the year?

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Peter Karmanos - Compuware Corporation - Junior Chairman, CEO

The pipeline looks very good. We're not depending on any particular deal to make our quarter, though.

--------------------------------------------------------------------------------
David Rudow - Piper Jaffray & Co - Analyst

Okay. Any revenues from the partnership with SAP in the quarter?

--------------------------------------------------------------------------------
Peter Karmanos - Compuware Corporation - Junior Chairman, CEO

I don't think so. It's been really slow.

--------------------------------------------------------------------------------
David Rudow - Piper Jaffray & Co - Analyst

Any changes that need to be made there? Or is it just kind of slow in getting that up and running?

--------------------------------------------------------------------------------
Tommi White - Compuware Corporation - COO

We have a proposal on the table to SAP with regard to the governance and their use of governance as part of their project structure. We delayed the meeting regarding that until after the first of the quarter when both teams could get together. And we're looking to move that along this quarter. We won't have an answer for that until next time we talk to you. But we are moving that relationship forward in that regard.

--------------------------------------------------------------------------------
David Rudow - Piper Jaffray & Co - Analyst

And then how about the pricing environment on the distributive side?

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Peter Karmanos - Compuware Corporation - Junior Chairman, CEO

The pricing is the least of our problems.

--------------------------------------------------------------------------------
David Rudow - Piper Jaffray & Co - Analyst

Any idea what type of changes you're going to make to the sales force at this point or is it just too early to say?

--------------------------------------------------------------------------------
Peter Karmanos - Compuware Corporation - Junior Chairman, CEO

We're not going to make any sweeping changes but we're going to make sure that people understand that we're serious about making our numbers.

--------------------------------------------------------------------------------
David Rudow - Piper Jaffray & Co - Analyst

Should we expect to see some of those changes happen now or is that a next fiscal year event?

--------------------------------------------------------------------------------
Peter Karmanos - Compuware Corporation - Junior Chairman, CEO

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Oct. 27. 2005 / 5:00PM, CPWR - Q2 2006
Compuware Corporation Earnings Conference Call
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That should happen as we proceed.

--------------------------------------------------------------------------------
David Rudow - Piper Jaffray & Co - Analyst

Okay. Perfect. All right, thank you very much. And have a good day.

--------------------------------------------------------------------------------
Operator

Your next question is from the line of Kirk Materne, Bank of America Securities. Please go ahead.

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Peter Karmanos - Compuware Corporation - Junior Chairman, CEO

Hi, Kirk Materne.

--------------------------------------------------------------------------------
Kirk Materne - Bank of America Securities - Analyst

Thanks. Good afternoon. I guess, Pete, first of all towards the end of the quarter I guess some of the weakness was this mainly within the last couple weeks of the quarter or is there [indiscernible] across the quarter?

--------------------------------------------------------------------------------
Peter Karmanos - Compuware Corporation - Junior Chairman, CEO

Well, the most discouraging thing is that as we progressed through the quarter the forecast kept going up, and shortly before the end of the quarter suddenly the forecast declined. And we're trying to figure out how that happens because we weren't putting any pressure on them to increase the forecast. All of our people thought they were going to sell significantly more than they closed. And from going out on calls with investors and talking to analysts, it makes you look pretty much like a Schmuck when in the last two weeks they not only don't increase the forecast, but don't make the original one.

--------------------------------------------------------------------------------
Kirk Materne - Bank of America Securities - Analyst

Okay. Anything around those deals in particular or are they distributive in mainframe or was there more a heavy weighting on the --?

--------------------------------------------------------------------------------
Peter Karmanos - Compuware Corporation - Junior Chairman, CEO

It was across-the-board, across geographies. Just seemed like everything ground to a halt. And no matter how hard we try, our quarters continue to be back ended, our customers force us into those situations. They use it to negotiate with us. For the last two weeks of any quarter are always very critical. And no matter what we do as far as how we pay people in that customers really control that marketplace and they have created this situation and keep pushing it. So we're working hard to get out of that, but that's what happened this quarter.

--------------------------------------------------------------------------------
Kirk Materne - Bank of America Securities - Analyst

Okay. And then, Laura, you talked a little bit about I think you gave some explanation to why the G&A ticked up sequentially. I missed part of that, I apologize. Could you just give me, I think it was a $3 million adjustment that was put back on top of the last run rate; is that correct?

--------------------------------------------------------------------------------
Laura Fournier - Compuware Corporation - SVP, CFO

Actually it was about $4 million and it's due to the write-off of the building, our old office building that's held for sale.

--------------------------------------------------------------------------------
Kirk Materne - Bank of America Securities - Analyst

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Oct. 27. 2005 / 5:00PM, CPWR - Q2 2006
Compuware Corporation Earnings Conference Call
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And is that the good -- I guess,  to when we look at G&A going  forward is a $50 million run rate more what we should be thinking?

--------------------------------------------------------------------------------
Laura Fournier - Compuware Corporation - SVP, CFO

Yes.

--------------------------------------------------------------------------------
Kirk Materne - Bank of America Securities - Analyst

I guess that should just lead me to my next question which was, coming out of '05 you guys were talking about savings of 35 million. I guess even with that adjustment I mean it seems that G&A is a little bitter higher than we would have anticipated.

--------------------------------------------------------------------------------
Laura Fournier - Compuware Corporation - SVP, CFO

Actually on a runway for G&A we're probably not at 50, probably a little lower than that, between 45, $48 million. There was the adjustment for the building, there was also an employee lawsuit adjustment for $3 million. So we have some special one-time items in there. But to say there's never going to be any one-time items for the rest of the year is probably not -- we'd like to be able to predict the future exactly, but we're not totally good at that yet. So the real run rate though of G&A is probably around 45 million.

--------------------------------------------------------------------------------
Kirk Materne - Bank of America Securities - Analyst

Okay. Thanks. That's very helpful. Then lastly, Pete, just on the buyback I guess in the quarter you guys spent about 20 million. I guess given your cash balance and your cash flow, I guess what's your thought --?

--------------------------------------------------------------------------------
Peter Karmanos - Compuware Corporation - Junior Chairman, CEO

We're going to accelerate the buyback. We stopped buying back stock when we entered our quiet period, so we haven't bought anything for the last few weeks. But we are authorized to buy up to 125 million and I plan that by the end of this fiscal year we will have used that. And I'm going to our Board at this coming meeting and ask for some additional approval for more buybacks.

--------------------------------------------------------------------------------
Kirk Materne - Bank of America Securities - Analyst

Okay. That's it for me. Thanks very much.

--------------------------------------------------------------------------------
Operator

You have a question from the line of Michael Malarkey of Marston International. Please go ahead.

--------------------------------------------------------------------------------
Michael Malarkey - Marston International - Analyst

Thank you. The increase in focus that's evident in the Company, is that largely a function of having finally settled with IBM so that -- there had been a period where you felt you were being treated unjustly by IBM. And you finally got a settlement and then you could more or less turn up the gas operationally. Could you just elaborate on the clear increase in focus?

--------------------------------------------------------------------------------
Peter Karmanos - Compuware Corporation - Junior Chairman, CEO

That's certainly part of it. When you're in the middle of a lawsuit that's taking up all your senior managements' time and a lot of IBM's senior management time, it's difficult to concentrate fully on the business. In addition, though, the marketplace is getting clearer and clearer where it really fits. And you know where you're going to get your maximum return. And we've been able to concentrate in those areas. And we have a

--------------------------------------------------------------------------------
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Oct. 27. 2005 / 5:00PM, CPWR - Q2 2006
Compuware Corporation Earnings Conference Call
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very, very good idea of where we're going in the future.  And,  again,  when you finally know what direction you're going in you sort of make more progress than when you're running around in circles.

--------------------------------------------------------------------------------
Michael Malarkey - Marston International - Analyst

Okay. I have another question. If we come back in three or four years, how big could Covisint be as you broaden out into different industry verticals and broaden out geographically?

--------------------------------------------------------------------------------
Peter Karmanos - Compuware Corporation - Junior Chairman, CEO

Covisint will be a significant company and they will have revenues in excess of $100 million and big margins.

--------------------------------------------------------------------------------
Michael Malarkey - Marston International - Analyst

In four years in excess of 100?

--------------------------------------------------------------------------------
Peter Karmanos - Compuware Corporation - Junior Chairman, CEO

Oh, easily.

--------------------------------------------------------------------------------
Michael Malarkey - Marston International - Analyst

Okay. And then the increase in the use of partners, was there any particular gating item that kind of really made you turn up the gas on the use of partners?

--------------------------------------------------------------------------------
Peter Karmanos - Compuware Corporation - Junior Chairman, CEO

Well, in the case of competing against Mercury; for example, a significant amount of their business is done through their partners. Century drives an enormous amount of business for them, Oracle does and some of the other application companies. And we were really late to the party there. And we're struggling like crazy to catch up and convince these people that we have a better deal for them and their customers. So,when we compete head to head with Mercury we do well. But we missed at least half of the opportunities because they come through the partner who's doing business with the client and they bring Mercury in. That puts us at a disadvantage. We're going to make sure that our other products are protected from that and that we're going to try to get our share of the partner business from Mercury as well. But it's easier said than done.

--------------------------------------------------------------------------------
Michael Malarkey - Marston International - Analyst

Thank you very much. What you're doing is really very impressive. Thank you.

--------------------------------------------------------------------------------
Operator

Ladies and gentlemen --

--------------------------------------------------------------------------------
Lisa Elkin - Compuware Corporation - VP-Communications, IR

Hello, Operator?

--------------------------------------------------------------------------------
Tommi White - Compuware Corporation - COO

Hello, Pat, are you there?

--------------------------------------------------------------------------------
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Oct. 27. 2005 / 5:00PM, CPWR - Q2 2006
Compuware Corporation Earnings Conference Call
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--------------------------------------------------------------------------------
Operator

I'm sorry. Ladies and gentlemen, we will now conclude this portion of the conference . I would now like to turn the call back to Ms. Lisa Elkin. Please go ahead.

--------------------------------------------------------------------------------
Lisa Elkin - Compuware Corporation - VP-Communications, IR

Ladies and gentlemen, we will now adjourn this conference call. Thank you very much for your time and interest in Compuware. And we hope you have a pleasant evening.

--------------------------------------------------------------------------------
Operator

That does conclude your conference for this afternoon. This conference will be available for replay at 5 p.m central time this evening. You may reach this call by dialing 1-800-475-6701 using the access code of 798236. Again, the number is 1-800-475-6701, using the access code of 798236. That does conclude your conference for this afternoon. Thank you very much for using ATT Executive. You may now disconnect.

--------------------------------------------------------------------------------
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